UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 13, 2004

                            U.S. NEUROSURGICAL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    0-26575                   52-1842411
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)

            2400 Research Blvd, Suite 325, Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 208-8998

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes in Registrant's Certifying Accountants

      On December 13, 2004, the Audit Committee of the Board of Directors of U.S. Neurosurgical, Inc. (the "Company"), acting on behalf of the Company and the Company's Board of Directors, decided to dismiss Eisner LLP ("Eisner") as the Company's independent accountant and notified Eisner on December 15, 2004. The decision to change accountants was approved by the audit committee of the Company's board of directors.

      During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through September 30, 2004 (the "Reporting Period"), none of Eisner's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years ended December 31, 2003 and 2002 and through September 30, 2004, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)). The Company has requested Eisner to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. [A copy of Eisner's letter, dated November 24, 2004, is filed as Exhibit 16.1 to this Form 8-K.]

      On December 13, 2004, the Company engaged Goodman & Co. as its new independent accountants to audit the Company's financial statements for the year ended December 31, 2004. The Company has not consulted with Goodman & Co. during the two most recent fiscal years, or during the interim period through September 30, 2004, on any matter which was the subject of any disagreement, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advice was provided that Goodman & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  U.S. NEUROSURGICAL, INC.


                                  By:  /s/  Alan Gold
                                       --------------
                                       Alan Gold
                                       President and Chief Executive Officer

Date: December 15, 2004


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